UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

ADM ENDEAVORS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191618	45-0459323
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 N. 3rd Street

Bismarck, North Dakota 58501

(address of principal executive offices)

(701) 226-9058

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

ADM Endeavors, Inc. (the “Company”) was notified that, effective January 1, 2017, the Company’s auditor, Patrick D. Heyn, CPA, P.A. (“Heyn CPA”) had merged with the accounting firm of Soles & Company, resulting in the new firm of Soles, Heyn & Company, LLP (the “Firm”), which is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result of this merger, Heyn CPA resigned as the Company’s independent registered public accounting firm on January 11, 2017. On January 11, 2017, the Company engaged the Firm as its independent registered public accounting firm. The engagement of the Firm was approved by the Company’s board of directors on January 11, 2017.

Heyn CPA did not complete any audit reports of the financial statements of the Company as of and for the year ended December 31, 2015 prior to the merger with the Soles & Company so there was nothing from Heyn CPA regarding any adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2015 and through the date of this Current Report, there were: (i) no disagreements with Heyn CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Heyn CPA, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s recent fiscal year and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with the Firm regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that the Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Heyn CPA furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Heyn CPA agrees with the statements made herein. A copy of such letter, dated January 19, 2017, furnished by Heyn CPA is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter of Patrick D. Heyn, CPA, P.A. dated January 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM ENDEAVORS, INC.

Dated: January 20, 2017	/s/ Ardell Mees
Ardell Mees
Chief Executive Officer